EXHIBIT 21

                         SUBSIDIARIES OF IMATION CORP.

                                        Country or State In       Percentage
                                        Which Subsidiary Was      of Voting
                                        Organized                 Securities
                                                                  Owned (Note 1)
                                        --------------            --------------

Imation Enterprises Corp.                Delaware                     100
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Imation Funding Corp.                    Delaware                     100
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Luminous Technology Corporation          Delaware                     100
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Imation Argentina S.A.                   Argentina                    100
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Imation do Brasil Ltd.                   Brazil                       100
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Imation Chile S.A.                       Chile                        100
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Imation Colombia S.A.                    Colombia                     100
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Imation de Costa Rica S.A.               Costa Rica                   100
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Imation de El Salvador de C.V.           El Salvador                  100
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Imation Ecuador S.A.                     Ecuador                      100
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Imation de Guatemala S.A.                Guatemala                    100
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Imation Mexico S.A. de C.V.              Mexico                       100
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Imation Panama, S.A.                     Panama                       100
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Imation Peru S.A.                        Peru                         100
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Imation Caribbean Inc.                   Puerto Rico                  100
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Imation Venezuela, S.A.                  Venezuela                    100
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Imation Canada Inc.                      Canada                       100
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Imation (Barbados) Corp.                 Barbados                     100
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Imation Taiwan Ltd.                      Taiwan                       100
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Imation (Thailand) Ltd.                  Thailand                     100
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Imation Asia Pacific Pte. Ltd.           Singapore                    100
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     Imation ANZ Pte. Ltd.               Australia                    100
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     Imation (Shanghai) Co. Ltd.         China                        100
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     Imation Hong Kong Limited           Hong Kong                    100
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     Imation Corporation Japan (Note 2)  Japan                        100
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     Imation Korea, Inc.                 Korea                        100
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     Imation Singapore Pte. Ltd.         Singapore                    100
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Imation Europe B.V.                      Netherlands                  100
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     Imation Imaging and Information     Austria                      100
     Systems GmbH
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     Imation Belgium NV                  Belgium                      100
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     Imation Spol. Sr.o.                 Czech Republic               100
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     Imation A/S                         Denmark                      100
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     Imation Finland Oy                  Finland                      100
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     Imation France S.A.                 France                       100
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     Imation Deutschland GmbH            Germany                      100
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     Imation Greece S.A.                 Greece                       100
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     Imation Hungary "Kft." Ltd.         Hungary                      100
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     Imation Finanziaria S.p.A.          Italy                        100
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          Imation Ricerche S.p.A.        Italy                        100
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          Imation S.p.A.                 Italy                        100
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     Imation International B.V.          Netherlands                  100
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     Imation Norge A/S                   Norway                       100
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     Imation Poland Sp.zo.o.             Poland                       100
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     Imation South Africa                South Africa                 100
     (Proprietary) Ltd.
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     Imation Iberia, S.A.                Spain                        100
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     Imation Sweden AB                   Sweden                       100
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     Imation (Schweiz) AG                Switzerland                  100
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     Imation U.K. Limited                United Kingdom               100
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Imation Research Ltd.                    United Kingdom               100
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Notes to List of Subsidiaries:
Note 1 - The percentage of ownership refers to the total ownership by the indicated parent corporation.
Note 2 - Imation Corporation Japan also owns a 60% ownership interest in a joint venture organized under the laws of Japan.